UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

Mattson Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24838	77-0208119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47131 Bayside Parkway Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-5900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 1, 2015, Mattson Technology, Inc., a Delaware corporation (“Mattson” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership), a PRC limited partnership (“Parent”), providing for the merger of a wholly-owned subsidiary of Parent (“Merger Sub”) with and into Mattson (the “Merger”), with Mattson surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”). The Merger Agreement was unanimously approved by Mattson’s Board of Directors (the “Board”). Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Mattson’s common stock, par value $0.001 per share (the “Company Common Stock”), outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive $3.80 in cash, without interest (the “Merger Consideration”), excluding any shares owned by Mattson, Parent or Merger Sub or any of their respective wholly-owned subsidiaries (which will be cancelled) and any shares with respect to which appraisal rights have been properly exercised under Delaware law. Beijing E-Town International Investment & Development Co., Ltd., the parent company to Parent, has irrevocably and unconditionally guaranteed to the Company the due and punctual payment and performance of Parent’s and Merger Sub’s obligations under the Merger Agreement.

At the Effective Time, each option to purchase shares of Company Common Stock (a “Company Option”) that is outstanding and either (i) vested as of the Effective Time or (ii) held by a non-employee member of the Board will be converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (a) the aggregate number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time, by (b) the Merger Consideration, less the per share exercise price of such Company Option.

At the Effective Time, each Company Option that is outstanding, unvested and held by an employee who continues employment with Parent or any of its subsidiaries (including the Surviving Corporation) after the Merger will either (i) conditioned upon receipt of an executed Award Surrender Agreement, in the form attached as Exhibit C to the Merger Agreement, by the Company at least one business day prior to the Effective Time, be converted into the right to receive an amount in cash determined by multiplying (a) the aggregate number of shares of Company Common Stock represented by such Company Option immediately prior to the Effective Time by (b) the Merger Consideration, less the per share exercise price of such Company Option (the “Unvested Option Consideration”), or (ii) be assumed by the Surviving Corporation, on the same terms, conditions and vesting schedule applicable to such Company Option immediately prior to the Effective Time (an “Assumed Option”), except that (x) the number of shares of the Surviving Corporation’s common stock for which such Assumed Option will be exercisable will equal the product (rounded down to the next whole number, with no cash paid for any fractional share eliminated by such rounding) of the number of shares of Company Common Stock that were issuable upon exercise of such Company Option immediately prior to the Effective Time and the Exchange Ratio (as defined in the Merger Agreement) and (y) the per share exercise price for the shares of the Surviving Corporation’s common stock issuable upon exercise of such Assumed Option will equal the quotient (rounded up to the next whole cent) obtained by dividing the exercise price per share of such Company Option immediately prior to the Effective Time by the Exchange Ratio. The Unvested Option Consideration will be subject to the same vesting restrictions and continued service requirements applicable to such Company Option as are in effect immediately prior to the Effective Time, except that any portion of the Unvested Option Consideration remaining outstanding as of December 31, 2016 will fully accelerate in full and be paid as of such date.

At the Effective Time, each Company restricted stock unit (a “Company RSU”) that is outstanding and either (i) vested as of the Effective Time or (ii) held by a non-employee member of the Board will be converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (a) the aggregate number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time by (b) the Merger Consideration. At the Effective Time, all other outstanding Company RSUs not described in the immediately preceding sentence will be converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time by (y) the Merger Consideration (the “Unvested RSU Consideration”). The Unvested RSU Consideration will be subject to the same vesting restrictions and continued service requirements applicable to such Company RSU immediately prior to the Effective Time.

The closing of the Merger is subject to the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of the Company Common Stock (the “Company Stockholder Approval”). The obligations of the parties to consummate the Merger are also subject to the satisfaction (or waiver, if applicable) of various customary conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) filings and approvals with or by certain governmental authorities, including governmental authorities in the PRC and

Taiwan, (iii) the absence of certain governmental orders prohibiting the Merger, (iv) the accuracy of the representations and warranties of each party contained in the Merger Agreement (subject to certain materiality qualifications) and (v) each party’s compliance with or performance of the covenants and agreements in the Merger Agreement in all material respects.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in all material respects in the ordinary course consistent with past practices during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) not to engage in specified types of transactions or take certain actions during the interim period unless consented to in writing by Parent, (iii) to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval and (iv) subject to certain exceptions, not to withdraw (or qualify or modify in a manner adverse to Parent) the recommendation of the Board that the Company’s stockholders adopt the Merger Agreement. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for alternative acquisition proposals that the Board determines either constitutes or could reasonably be expected to lead to a Superior Proposal.

Parent also has agreed to various covenants in the Merger Agreement, including, among others, covenants to take actions that may be necessary in order to obtain approval of the Merger with certain governmental authorities, subject to certain exceptions.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, including in connection with the Company’s entry into a definitive agreement providing for the consummation of a Superior Proposal as permitted under the Merger Agreement, the Company will be required to pay Parent a termination fee of $8,580,000.

The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a termination fee of $17,160,000 (the “Parent Termination Fee”). The Parent Termination Fee will become payable from Parent to the Company if the Merger Agreement is terminated by the Company in the event that (i) Parent breaches its covenants such that the applicable closing condition regarding performance of covenants would not be satisfied or (ii) all of Parent’s conditions to closing are satisfied or waived and Parent has failed to consummate the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Merger Agreement has been attached as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, were made only for purposes of the Merger Agreement, and are qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Parent rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as a characterization of the actual state of facts about the Company or Parent or any of their respective subsidiaries.

Voting Agreement

Concurrently with the execution of the Merger Agreement, the directors and certain executive officers of Mattson, in their capacities as holders of Company Common Stock or other equity interests of the Company, entered into a Voting Agreement with Parent (the “Voting Agreement”) pursuant to which each agreed, among other things, to (i) vote their Company Common Stock for the approval of the Merger Agreement and against any alternative proposal, and (ii) comply with certain restrictions on the disposition of their Company Common Stock, subject to the terms and conditions contained in the Voting Agreement. Each stockholder party to the Voting Agreement has granted an irrevocable proxy in favor of Parent to vote his or her shares or other equity interests as required by the terms of the Voting Agreement. The Voting Agreement will terminate upon the earlier of (a) the Effective Time, (b) the termination of the Voting Agreement by Parent, (c) the termination of the Merger Agreement in accordance with its terms or (d) a material modification, waiver or amendment of the Merger Agreement that (x) reduces the amount or changes the form of consideration to be paid to such stockholder party or (y) creates any additional conditions to the consummation of the Merger (unless such stockholder consents to such modification, waiver or amendment). The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On December 1, 2015, Mattson and Parent issued a press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

On December 2, 2015, Fusen Chen, Chief Executive Officer of Mattson, issued a letter to Mattson’s customers announcing the Company’s entry into the Merger Agreement. A copy of the letter is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

On December 2, 2015, Shannon Hart, Senior Vice President of Global Operations of Mattson, issued a letter to Mattson’s suppliers announcing the Company’s entry into the Merger Agreement. A copy of the letter is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

On December 2, 2015, Mattson made a presentation to Mattson’s employees. A copy of the presentation is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

On December 2, 2015, Mattson made a presentation to Mattson’s customers. A copy of the presentation is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

On December 1, 2015, Mattson sent an email to Mattson’s employees announcing the Merger Agreement. A copy of the email is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Mattson Technology, Inc. (“Mattson”) or its businesses or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of Mattson to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of Mattson and Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership) (“Parent”) to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of Mattson; (5) the ability of Mattson to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (9) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Mattson’s most recent Annual Report on Form 10-K, and Mattson’s more recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Mattson can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Mattson cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Mattson does not intend, and assumes no obligation, to update any forward-looking statements.

Participants in the Solicitation

Mattson and its respective directors, executive officers and other members of management and certain of its employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Mattson’s directors and executive officers is included in Mattson’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 12, 2015, and the proxy statement for Mattson’s 2015 annual meeting of stockholders, filed with the SEC on April 13, 2015. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Mattson and Parent. Mattson intends to file with the SEC a proxy statement in connection with the proposed transaction with Parent as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Mattson and will contain important information about the proposed transaction and related matters. MATTSON’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Mattson with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Mattson will be able to obtain free copies of the proxy statement from Mattson by contacting Investor Relations by mail at Attn: Investor Relations, 47131 Bayside Parkway, Fremont, California 95438.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2015, by and among Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership), Merger Sub and Mattson Technology, Inc.

2.2	Guarantee, dated as of December 1, 2015, by and between Beijing E-Town International Investment & Development Co., Ltd. and Mattson Technology, Inc.

99.1	Voting Agreement, dated as of December 1, 2015, by and among Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership) and each of the individuals listed on the signature pages thereto.

99.2	Joint Press Release of Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership) and Mattson Technology, Inc., dated December 1, 2015.

99.3	Letter to Mattson’s Customers, dated as of December 2, 2015, Announcing Entry Into the Merger Agreement.

99.4	Letter to Mattson’s Suppliers, dated as of December 2, 2015, Announcing Entry Into the Merger Agreement.

99.5	Presentation to Mattson’s Employees, dated as of December 2, 2015.

99.6	Presentation to Mattson’s Customers, dated as of December 2, 2015.

99.7	Email to Mattson Employees, dated as of December 1, 2015.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Mattson agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 2, 2015

Mattson Technology, Inc.
By:	/s/ Tyler W. Purvis
Name:	Tyler W. Purvis
Title:	Senior Vice President, Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2015, by and among Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership), Merger Sub and Mattson Technology, Inc.

2.2	Guarantee, dated as of December 1, 2015, by and between Beijing E-Town International Investment & Development Co., Ltd. and Mattson Technology, Inc.

99.1	Voting Agreement, dated as of December 1, 2015, by and among Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership) and each of the individuals listed on the signature pages thereto.

99.2	Joint Press Release of Beijing E-town Dragon Semiconductor Industry Investment Center (Limited Partnership) and Mattson Technology, Inc., dated December 1, 2015.

99.3	Letter to Mattson’s Customers, dated as of December 2, 2015, Announcing Entry Into the Merger Agreement.

99.4	Letter to Mattson’s Suppliers, dated as of December 2, 2015, Announcing Entry Into the Merger Agreement.

99.5	Presentation to Mattson’s Employees, dated as of December 2, 2015.

99.6	Presentation to Mattson’s Customers, dated as of December 2, 2015.

99.7	Email to Mattson Employees, dated as of December 1, 2015.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Mattson agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request